Exhibit 10.1

OMNIBUS AMENDMENT AGREEMENT

THIS OMNIBUS AMENDMENT AGREEMENT (this “Amendment”), dated September 22, 2008, hereby amends that SECURITIES PURCHASE AGREEMENT (the “Purchase Agreement”) dated August 25, 2008, by and among ACTION PRODUCTS INTERNATIONAL, INC., a Florida corporation, and SIZER CAPITAL PARTNERS, LP, and that ESCROW AGREEMENT (the “Escrow Agreement”) dated August 25, 2008, by and among ACTION PRODUCTS INTERNATIONAL, INC., a Florida corporation, ACTION HEALTHCARE PRODUCTS, INC., a Florida corporation, NEIL SWARTZ, CRAIG SIZER and TARTER KRINSKY & DROGIN LLP, as Escrow Agent.

WHEREAS, it was the intent of the parties to the Purchase Agreement and Escrow Agreement to close the transactions contemplated by the Purchase Agreement and Escrow Agreement by September 22, 2008; and

WHEREAS, the parties to the Purchase Agreement and Escrow Agreement acknowledge the recent volatility in the equities and other financial markets has hindered completing the transactions contemplated by the Purchase Agreement and Escrow Agreement; and

WHEREAS, the parties to the Purchase Agreement and Escrow Agreement desire to extend the deadlines to, and complete the transactions contemplated by the Purchase Agreement and Escrow Agreement by, October 31, 2008.

NOW THEREFORE, the parties hereto agree as follows:

1. Amendments. The references in the Purchase Agreement and the Escrow Agreement to September 22, 2008 are hereby amended to be October 31, 2008 (the “Final Date”); provided, however, that the Final Date shall be:

a.	September 23, 2008 if less than an aggregate of $40,000.00 is delivered to the Escrow Agent towards the purchase of the Series A Preferred Stock on or before September 23, 2008;

b.	October 3, 2008 if less than an aggregate of $190,000.00 is delivered to the Escrow Agent towards the purchase of the Series A Preferred Stock on or before October 3, 2008;

c.	October 10, 2008 if less than an aggregate of $290,000.00 is delivered to the Escrow Agent towards the purchase of the Series A Preferred Stock on or before October 10, 2008;

d.	October 31, 2008 if less than an aggregate of $500,000.00 is delivered to the Escrow Agent towards the purchase of the Series A Preferred Stock on or before October 31, 2008;

2. Extension Fee. In order to induce Action Products International, Inc to enter into this Amendment, Sizer Capital Partners, LP shall pay, simultaneous with the execution and delivery herewith, to Action Products International, Inc. a fee of $5,000.00.

3. Interest. In addition to any other rights and remedies that Action Products

International, Inc. and/or Action Healthcare Products, Inc. have or may under the Purchase Agreement or Escrow Agreement or otherwise, Sizer Capital Partners, LP shall pay simple interest at 12% per annum calculated on a 360 day year for any amounts owing by Sizer Capital Partners, LP to Action Products International, Inc. under the Purchase Agreement on and after October 31, 2008.

4. Survival. All other terms, conditions and provisions of the Purchase Agreement and Escrow Agreement, except as otherwise amended by this Amendment, shall remain in full force and effect.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

6. Facsimile Signature. In the event that any signature is delivered by facsimile transmission, PDF, electronic signature or other similar electronic means, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first set forth above.

ACTION PRODUCTS INTERNATIONAL, INC.

By:	/s/ ROB BURROWS
Name:	Rob Burrows
Title:	CFO

SIZER CAPITAL PARTNERS, LP

By:	/s/ CRAIG SIZER
Name:
Title:

ACTION HEALTHCARE PRODUCTS, INC.

By:	/s/ ROB BURROWS
Name:	Rob Burrows
Title:	CFO

TARGET MEMBERS:

/s/ NEIL SWARTZ
Neil Swartz

/s/ CRAIG SIZER
Craig Sizer

Solely as an acknowledgement of the amendments to the Escrow Agreement hereto:

TARTER KRINSKY & DROGIN LLP

By:	/s/ JAMES G. SMITH
Name:	James G. Smith
Title:	Partner

3